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                                                                    EXHIBIT 10.6

                               TECHNOLOGY LICENSE
                                       AND
                             DISTRIBUTION AGREEMENT

      This Technology License and Distribution Agreement (the "Agreement") is entered into this 20th day of March, 1998 (the "Effective Date") between Sun Microsystems, Inc., acting by and through its JavaSoft business unit ("Sun") with its principal place of business at 901 San Antonio Road, Palo Alto, California 94303 and OpenTV Inc., a Delaware corporation with a principal place of business at 3401-A Hillview Avenue, Palo Alto, CA 94304-1320 ("Licensee").

                                    RECITALS

WHEREAS Sun wishes to license its Java(TM) technology, while maintaining compatibility among Java language based products; and

WHEREAS Sun wishes to protect and promote certain trademarks used in connection with Java technology; and

WHEREAS Licensee wishes to develop and distribute products based upon Sun's Java technology;

NOW THEREFORE, Sun and Licensee enter into this Agreement on the following terms.

1.0 DEFINITIONS

      1.1 "Application Programming Interfaces" or "APIs" means the names of class library calls and the number and types of arguments they take in invoking the functionality of such class libraries.

      1.2 "Applet" means a Java application which (i) runs on the Java Environments and (ii) consists of Java byte codes executable by the Java Runtime Interpreter (but does not include or incorporate the Java Runtime Interpreter or the Java class libraries).

      1.3 "Bug Fixes" means correction of errors in either the Shared Part or Platform Dependent Part of the Technology.

      1.4 "Documentation" means the materials which Sun provides for use with the Technology, as more particularly identified in Exhibit C, as may be revised by Sun during the Term.

      1.5 "Derivative Work(s)" means any work which is based upon the Technology, such as a revision, modification, translation, abridgement, condensation, expansion, collection, compilation or any other form in which the Technology may be recast, transformed or adapted, any new material, information or data relating to and derived from the Technology, the preparation, use and/or distribution of which, in the absence of this Agreement or other authorization from the owner, would constitute infringement under applicable law.

      1.6 "Distributors" means distribution channels designated by Licensee for distribution of Products, including OEMs, distributors, resellers, dealers and sales representatives.

      1.7 "Exhibit C" means collectively Exhibits C-1 through C-n which incorporate into the Agreement the specific terms and conditions for each Technology licensed hereunder.

      1.8 "FCS" means first commercial shipment of a production version of a software or hardware product or technology.

      1.9 "Field of Use" means the relevant market segments and/or product areas for each Technology specified in Exhibit C.

      1.10 "Java Classes" means the specific class libraries associated with each Technology defined in Exhibit C, as may be revised by Sun during the Term.

      1.11 "Java Environment(s)" means each or all the Java Application Environment ("JAE"), Personal Java Environment ("pJava"), Embedded Java Environment ("eJava"), JavaCard

--------------
* = Indicates that confidential treatment has been granted for that portion of the text as marked and that the confidential portion has been filed separately with the U.S. Securities and Exchange Commission.

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

Environment ("JCE"), JavaOS Environment and Embedded JavaOS Environment, or any other Java Environment released by Sun during the Term, described in specifications from Sun, as may be revised by Sun during the Term.

      1.12 "Java Runtime Interpreter" means the program(s) which implement the Java virtual machine for a particular Java Environment as specified in the Java Virtual Machine Specification from Sun, as may be revised by Sun during the Term.

      1.13 "Java Test Suites" means the applicable test suites associated with each Technology, as may be revised by Sun during the Term.

      1.14 "Licensee Open Class(es)" means an additional Java class and associated API(s) developed by or for Licensee which: (i) extends the functionality of a Java Environment; and (ii) is exposed to third party software developers for the purpose of developing additional software which invokes such additional Java class.

      1.15 "OEM" means an original equipment manufacturer of hardware and/or software, who integrates Products into its own valued added products or technologies which represent a significant functional and value enhancement to the Products, and which are distributed through its established distribution channels.

      1.16 "Platform Dependent Part" means those Source Code files (and corresponding binary code) of the Technology which are not in a "share" directory or subdirectory thereof.

      1.17 "Product(s)" means a Licensee product into which the Technology is implemented or integrated. A Product must: (i) have a principal purpose which is substantially different from that of the stand-alone Technology; (ii) represent a significant functional and value enhancement to the Technology; (iii) operate in conjunction with the Technology; and (iv) not be marketed as a technology which replaces or substitutes for the Technology. A list of Products current as of the Effective Date is included in Exhibit C for each Technology. Licensee may add Products within the designated Field of Use for such Products by written notification to Sun.

      1.18 "Shared Part" means those Source Code files (and corresponding binary code) of the Technology which are in any "share" directory or subdirectory thereof.

      1.19 "Source Code" means the human readable version, in whole or in part, of the Technology supplied to Licensee and any corresponding comments and annotations.

      1.20 "Standard Extensions" means the additional classes and associated APIs specified in Exhibit C.

      1.21 "Technology" means each specific Java technology (excluding Tools) licensed by Sun hereunder as more fully described in Exhibit C, as may be revised by Sun during the Term, and Upgrades thereto to the extent Licensee is authorized to receive them.

      1.22 "Term" means the term of the Agreement as specified in Section 9.1.

      1.23 "Tools" means any Java Test Suites, and other development tools, in source or binary code form specified in Exhibit C, as may be revised by Sun during the Term.

      1.24 "Trademark License" means the separate agreement entered into by the parties that specifies the terms and conditions related to the use of trademarks, logos and branding in connection with Products, and when executed will be attached hereto for reference as Exhibit D.

      1.25 "Upgrades" means bug fixes, modifications, variations, and enhancements, to the extent included in a patch or release of the Technology unless otherwise specified in Exhibit C, which Sun generally licenses as part of the Technology.

      1.26 "Trade-In Softwares" means Sun's particular Java Environment (other than pJava) which may be required for the use of any set-top box-related Java APIs as specified in Exhibit C-2.

      1.27 "Additional Environment" means any additional Java Environment (other than pJava) which may be made generally available by Sun which includes a set-top box-related Java API to provide a television set-top box solution, as specified in Exhibit C-2.

2.0 LICENSE GRANTS


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2.1 Source Code Product Development License.

      a. Product Development. Subject to the terms and conditions contained in this Agreement, Sun hereby grants to Licensee, solely for the Field(s) of Use, a worldwide, non-exclusive, non-transferable license to use and modify the Source Code to create Derivative Works including:

            (i) porting of the Platform Dependent Part to platforms other than those offered by Sun and specified in Exhibit C;

            (ii) development of Bug Fixes;

            (iii) integration of the Source Code, Bug fixes and Derivative Works with other source code of Licensee; and

            (iv) compiling all of the foregoing to create Products.

      b. Product Development Restrictions. In the exercise of the rights granted in Section 2.1a. above, Licensee:

            (i) must include the Shared Part complete and unmodified in the Product;

            (ii) may not modify the functional behavior of the Java Runtime Interpreter or the Java Classes;

            (iii) may not modify or subset the interfaces of the Java Runtime Interpreter or the Java Classes;

            (iv) may not subset the Java Classes;

            (v) may not modify or extend the public class or interface declarations whose names begin with "java", "sun.hotjava", "COM.sun" or their equivalents in any subsequent naming convention; and

            (vi) may not sublicense or distribute the Source Code or Derivative Works thereof, to third parties, except as provided in Section 2.4.

      c. Bug Fixes. Licensee will inform Sun promptly, and no later than it informs any third party, of any bugs identified in the Technology, and to the extent that Licensee elects to correct such bugs, Licensee will make such Bug Fixes promptly available to Sun free of all restrictions as they are implemented.

      d. Applet Tags. Any Product that reads or writes hypertext markup language
      (HTML) or standard generalized markup language (SGML) shall use the Document Type Definition ("DTD") as specified in Exhibit A when referencing the Applet tag, unless another DTD is defined for the Applet tag by an industry standard.

22. Source Code Research License.

      a. Subject to the terms and conditions contained in this Agreement, Sun hereby grants to Licensee, without the right to sublicense, a worldwide, non-exclusive, non-transferable license to use and modify the Source Code for internal research and development, to facilitate the development of Products. This research license is not subject to the restrictions set forth in Section 2.1b above, provided that Licensee may not incorporate any of the Source Code or Derivative Works created pursuant to this research license into Products or any other products.

      b. If Licensee identifies any changes which are necessary to the Shared Part to enable porting to other platforms, Sun will make reasonable efforts to evaluate the feasibility of implementing such changes or reclassifying the necessary code as Platform Dependent.


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      2.3. Documentation License. Subject to the terms and conditions contained in this Agreement, Sun hereby grants to Licensee, solely for the Field(s) of Use, a worldwide, non-exclusive, non-transferable license to use, modify, translate and subset the Documentation to create technically accurate Licensee documentation associated with the Products.

      2.4 Sublicensing of Source Code. Licensee may deliver and sublicense the Source Code to third parties (excluding customers of Licensee) located in the United States, the European Union (as constituted as of the Effective Date), Finland, Sweden, Norway, Israel, Canada and Japan for the sole purpose of furnishing services to Licensee in connection with the rights granted in Section
2.1 above; provided that all such third parties shall execute appropriate documents acknowledging their work-made-for-hire status and/or effecting assignments of all intellectual property rights with respect to such work to Licensee or Sun, as appropriate, and undertaking obligations of confidentiality and non-use with respect to such work. Licensee may deliver and sublicense the Source Code to third parties in countries other than those set out above, subject to prior approval of Sun. Sun may, upon its request, review and approve or reject any documents proposed for use by Licensee prior to any use of such contractors.

      2.5 Licensee Open Classes. Subject to the terms and conditions contained in this Agreement, Sun hereby grants to Licensee, solely for use with Products, a worldwide, non-exclusive, non-transferable license to use information gained from access to the Technology to develop Licensee Open Classes, provided that:

      a. Licensee may not include any of the Technology in such Licensee Open Class;

      b. Licensee uses only names for Licensee Open Classes that begin with "COM.Licensee" or such other convention as Sun may reasonably require, and shall make commercially reasonable efforts to ensure that other software which Licensee develops relating to the Technology conforms to this convention;

      c. Licensee publishes to the industry, on a non-confidential basis and free of all restrictions, the specification for any Licensee Open Class as early as is reasonably possible but in no event later than the date on which it first provides such specification or an implementation thereof to any third party. Included with such specification shall be an appropriate test suite sufficiently detailed to allow any third party reasonably skilled in the technology to produce implementations compatible with the specification. Licensee shall use its reasonable commercial efforts to clarify and correct the specification or the test suite upon written request by Sun;

      d. Licensee agrees to refrain from enforcing any copyrights or patent rights that it might have relating to compatibility or interface, which would be infringed by Sun or any third party implementinq the specifications for a Licensee Open Class;

      e. Licensee hereby grants to Sun a non-exclusive, worldwide, fully-paid-up license to use an unlimited number of copies of the Licensee Open Class, in binary form, for Sun's internal use for evaluation and demonstration; and

      f. Licensee agrees to negotiate in good faith with Sun the terms of a commercial license for the source code of the Licensee Open Class.

      2.6 Tools License Grant. Subject to the terms and conditions contained in this Agreement, Sun hereby grants to Licensee, a worldwide, non-exclusive, non-transferable license to use the Tools solely for the purpose of developing and testing Products. Licensee may not sublicense the Tools unless specifically provided in Exhibit C.

      2.7 Binary Code Distribution License. Subject to the terms and conditions contained in this Agreement, Sun hereby grants to Licensee, solely for the Field(s) of Use, a non-exclusive, worldwide, right and license to distribute the Product(s) in binary form only, both directly and through Distributors, subject to the following:


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      a. Distributors shall not be authorized to modify any portion of the
      Technology or Derivative Works thereof created by Licensee, and shall be obligated to abide by the relevant terms in this Agreement governing use, distribution, compatibility, and confidentiality

      b. Licensee or its Distributors shall require an end user license agreement for all Product(s) distributed, which includes the minimum terms specified in Exhibit C for each Technology, unless it is not customary in the industry to include an end user license with such Products;

      c. Licensee shall include Sun's compatibility logo trademark(s) specified in Exhibit C on FCS versions of Products distributed hereunder, subject to the Trademark License, to indicate that such Products meet the applicable compatibility requirements specified in Section 2.8 below.

      d. Licensee may release Product(s) based on pre-FCS versions of the Technology, if clearly labeled as a pre-release version and only for beta testing purposes.

2.8 Compatibility Requirements.

      a. Unless otherwise specified in Exhibit C, from time to time during the term of the Agreement, Sun will make available to Licensee at no cost, Java Test Suites for validating that the portion of Licensee's Product which interprets Java bytecodes is compatible with the then-current version of the applicable Technology and Standard Extensions.

      b. Each new generation of Licensee's reference design for a Product by Licensee must pass the most current applicable Java Test Suite that was available from Sun one hundred twenty (120) days before FCS of such version of the Product. In the event that Licensee elects to use a version of the Technology and/or Standard Extension(s) that is newer than that which is required under this Section 2.8, then Licensee agrees to pass the Java Test Suite that corresponds to such newer version. Once a new generation of a Product has satisfied the compatibility requirement set forth above, Licensee may continue to ship such new generation after delivery by Sun of later versions of the Technology, provided however, that later new generations of such Product developed by Licensee must satisfy the compatibility requirement set out above.

      c. If Licensee provides Sun with written notice of the existence of a bug in a current Java Test Suite, then Licensee shall be released from compatibility with the minimum portion of such Java Test Suite necessary to avoid the impact of such bug, until such time as Sun provides to Licensee a corrected or new Java Test Suite.

      d. Upon request by Sun, Licensee shall promptly make any modifications to any Product necessary for it to meet the compatibility requirements set out in this Section 2.8.

2.9 Ownership

      a. Ownership by Sun. Sun retains all right, title and interest in the Technology, Documentation, Tools, Bug Fixes, and modifications to the Shared Pan. Licensee agrees to execute (in recordable form where appropriate) any instruments and/or documents as Sun may reasonably request to verify and maintain Sun's ownership rights in the foregoing, or to transfer any part of the same which may vest in Licensee for any reason.

      b. Ownership by Licensee. Licensee retains all right, title and interest in the Products, any License Open Classes, and any Derivative Works (excluding Bug Fixes and modifications to the Shared Part), created by or for Licensee as authorized under the terms of this Agreement, subject to Sun's underlying ownership rights identified in Section 2.9.a.

      2.10 No Other Grant. Each party agrees that this Agreement does not grant any right or license, under any intellectual property rights of the other party, or otherwise, except as expressly provided in this Agreement, and no other right or license is to be implied by or inferred from any provision of this Agreement or by the conduct of the parties.

      2.11 Trade-In Option. Licensee may at any time within six (6) months of FCS of the Additional Environment, trade-in the pJava Environment software, on a one for one basis, for the Trade-in Software, and shall pay the Trade-In Fee(s) and any applicable Royalties as specified in Exhibit C-2. All other terms and conditions of the Agreement, except as amended for specific Trade-In Software concerns, would then transfer and apply to the Trade-in Software and all rights granted to the pJava Environment would cease. The provisions of Section 10.3 would then apply with respect to the pJava Environment.

      2.12 Additional Software. Licensee may if and when available during the Term, at any time within six (6) months of FCS of such Additional Environment, elect to license the Additional Environment subject to any additional terms generally applicable to licensees of such Additional Environment, and shall pay the Fee(s) and any applicable Royalties as specified in Exhibit C-2.

3.0 SUPPORT AND UPGRADES

      3.1 Licensee Support and Upgrades. Sun shall provide support and Upgrades to Licensee under the terms and conditions specified in Exhibit C, and payment terms specified in Section 4.1. The frequency of Upgrades shall be at Sun's sole discretion provided that any Upgrades will be made available to Licensee at the same time as Sun makes such Upgrades generally available to commercial licensees of the applicable Technology.

      3.2 End User Support. Licensee is not authorized to make any representation or warranty on behalf of Sun to Licensee's end users or third parties. Licensee shall provide technical and maintenance support service for its Distributors and end user customers in accordance with Licensee's standard support practices. Sun shall not be responsible for providing any support to Licensee's Distributors or customers for the Technology or the Product(s).

4.0 PAYMENT

      4.1 License and Support Fees. Licensee shall pay to Sun the fees set forth in Exhibit C within thirty (30) days from the Effective Date of this Agreement. Thereafter, and for the term of the Agreement, Licensee shall pay the annual support and Upgrade Fees on or before the anniversary of the Effective Date.

      4.2 Royalty Payments. Payment of royalties shall be made quarterly, shall be due thirty (30) days following the end of the calendar quarter to which they relate and shall be submitted with a written statement documenting the basis for the royalty calculation.

      4.3 Taxes. All payments required by this Agreement shall be made in United States dollars, are exclusive of taxes, and Licensee agrees to bear and be responsible for the payment of all such taxes, including, but not limited to, all sales, use, rental receipt, personal property or other taxes and their equivalents which may be levied or assessed in connection with this Agreement (excluding only taxes based on Sun's net income). To the extent Licensee is required to withhold taxes based upon Sun's income in any country, Licensee shall provide Sun with written evidence of such withholding, suitable for Sun to obtain a tax credit in the United States.

      4.4 Records. Licensee shall maintain account books and records consistent with Generally Accepted Accounting Principles appropriate to Licensee's domicile, as may be in effect from time to time, sufficient to allow the correctness of the royalties required to be paid pursuant to this Agreement to be determined.

      4.5 Audit Rights. Sun shall have the right to audit such accounts upon reasonable prior notice using an independent auditor of Sun's choice (the "Auditor"). The Auditor shall be bound to keep confidential the details of the business affairs of Licensee and to limit disclosure of the results of any audit to the sufficiency of the accounts and the amount, if any, of a payment adjustment that should be made. Such audits shall not occur more than once each year (unless discrepancies are discovered in excess of the five percent (5%) threshold set forth in Section 4.6, in which case two consecutive


                                       6
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quarters per year may be audited). Except as set forth in Section 4.6 below, Sun shall bear all costs and expenses associated with the exercise of its rights to audit.

        4.6  Payment Errors. In the event that any errors in payments shall be
             --------------
determined, such errors shall be corrected by appropriate adjustment in payment for the quarterly period during which the error is discovered. In the event of an underpayment of more than five percent (5%) of the proper amount owed, upon such underpayment being properly determined by the Auditor, Licensee shall reimburse Sun the amount of said underpayment and all reasonable costs and expenses associated with the exercise of its rights to audit, and interest on the overdue amount at the maximum allowable interest rate from the date of accrual of such obligation.

5.0 ADDITIONAL AGREEMENT OF PARTIES

        5.1 Notice of Breach or Infringement. Each party shall notify the other
            --------------------------------
immediately in writing when it becomes aware of any breach or violation of the terms of this Agreement, or when Licensee becomes aware of any potential or actual infringement by a third party of the Technology or Sun's intellectual property rights therein.

        5.2 Proprietary Rights Notices. Licensee shall not remove any copyright
            --------------------------
notices, trademark notices or other proprietary legends of Sun or its suppliers contained on or in the Technology and Documentation and shall incorporate such notices in all Products, related documentation, as applicable. Licensee shall comply with all reasonable requests by Sun to include additional copyright or other proprietary rights notices of Sun or third parties from time to time.

6.0 LIMITED WARRANTY AND DISCLAIMER

        6.1 Limited Warranty. Sun represents and warrants that the media, if
            ----------------
any, on which the Technology is recorded will be free from defects in materials and workmanship for a period of ninety (90) days after delivery. Sun's sole liability with respect to breach of this warranty is to replace the defective media. Except as expressly provided in this Section 6.1, Sun licenses the Technology Documentation and Tools to Licensee on an "AS IS" basis.

        6.2 General Disclaimer. EXCEPT AS SPECIFIED IN THIS AGREEMENT, ALL OTHER
            ------------------
REPRESENTATIONS AND WARRANTIES, INCLUDING ANY IMPLIED WARRANTY OF
MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT OF THE TECHNOLOGY, TOOLS, AND DOCUMENTATION ARE HEREBY DISCLAIMED.

        6.4 Limitation. The limited warranty set forth in this Section 6.0 are
            ----------
expressly subject to Section 9.0 (Limitation of Liability).

7.0 CONFIDENTIAL INFORMATION

        7.1 Confidential Information. For the purposes of this Agreement,
            ------------------------
"Confidential Information" means the Technology, Tools, Documentation and that information which relates to (i) either party's hardware or software, (ii) the customer lists, business plans and related information of either party, and
(iii) any other technical or business information of the parties, including the terms and conditions of this Agreement and the Trademark License. In all cases, information which a party wishes to be treated as "Confidential Information" shall be marked as "confidential" or "proprietary" (or with words of similar import) in writing by the disclosing party on any tangible manifestation of the information transmitted in connection with the disclosure, or, if disclosed orally, designated as "confidential" or "proprietary" (or with words of similar import) at the time of disclosure. Sun has no obligation of confidentiality to Licensee with respect to Bug Fixes, modifications to the Shared part, or the specifications for any Licensee Open Class.

        7.2 Preservation of Confidentiality. The parties agree that all
            -------------------------------
disclosures of Confidential Information (as defined under Section 7.1 above) shall be governed by and treated in accordance with the terms of the Confidential Disclosure Agreement (the "CDA") attached hereto as Exhibit B and incorporated herein by reference, modified as follows:

            (a) the definition of "Confidential Information" shall be as set forth in Section 7.1 above notwithstanding any definition provided in the CDA;


                                       7
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      (b)   the use of Confidential Information shall be limited to the scope of this Agreement;

      (c) the obligations of confidentiality expressed in the CDA shall extend three (3) years from the date of disclosure, except with respect to Sun Source Code which shall be held confidential in perpetuity; and

      (d)   the CDA shall remain in effect for the term of this Agreement.

8.0 LIMITED INDEMNITY

      8.1 The parties acknowledge that the Technology may be in pre-release form
*** **** *** ***** *** ** ****** *** *** ******* ** ************ ** ***
*********** ************** ***** ** ** *** ******** ********** ****** *******
*** **** ** ** ********** **** *** ********** ******* ** *** **** ******* ******
************ *** ******* ** ***** ** ** ***** ** ******* ** ************ ** ***
****** ** ************** ** *** ********** ** *************. Upon FCS of the
Technology by Sun, Sun will provide to Licensee a limited indemnity as described in Sections 8.2-8.3 below.

      8.2 Sun will defend, at its expense, any legal proceeding brought against Licensee, to the extent it is based on a claim that use of the FCS or subsequent production version(s) of the Technology, Documentation or Tools is an infringement of a third party trade secret or a copyright in a country that is a signatory to the Berne Convention, and will pay all damages awarded by a court of competent jurisdiction, or such settlement amount negotiated by Sun, attributable to such claim, provided that Licensee: (i) provides notice of the claim promptly to Sun; (ii) gives Sun sole control of the defense and settlement of the claim; (iii) provides to Sun, at Sun's expense, all available information, assistance and authority to defend; and (iv) has not compromised or settled such proceeding without Sun's prior written consent. *** ****** *** ****
** **** ********** **** ** * ******* ****** ******* ****** ** ******* * ******
********* ** **** ** *** ******** **** ********** ******* *** ************
********* *** *** ******* ** *** ********** ******** ** ******** ********** ***
***** ***** ** ******* **** ****** ********* ** ********* *** ***** ***
********** ********* ****** *** ************* *** **** ** ***** ******* ** *****
********* ******** ********* *** *** ********** ***** ******* ******** ***** **
*** ********* *****

      8.3 Should any FCS Technology, Documentation or Tools or any portion thereof become, or in Sun's opinion be likely to become, the subject of a claim of infringement for which indemnity is provided under Section 8.2, Sun shall, in addition to the obligations specified in Section 8.2, as Licensee's sole and exclusive remedy, elect to: (i) obtain for Licensee the right to use such FCS Technology; (ii) replace or modify the FCS Technology, Documentation or Tools so that it becomes non-infringing; or if alternatives (i) or (ii) are not commercially practicable; (iii) accept the return of the Technology, Documentation or Tools and grant Licensee a refund of the License Fee, as depreciated on a five year straight-line basis.

      8.5 THIS SECT1ON 8 STATES THE ENTIRE LIABILITY OF SUN WITH RESPECT TO INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS BY THE TECHNOLOGY AND TOOLS. SUN SHALL HAVE NO OTHER LIABILITY WITH RESPECT TO INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY AS A RESULT OF USE, LICENSE, OR SALE OF TECHNOLOGY OR TOOLS.

      8.6 Indemnity by Licensee. Except for claims for which Sun is obligated to indemnify Licensee under Section 8.2 or elects to indemnify under the Trademark License, Licensee shall defend, at Licensee's expense, any and all claims brought against Sun by third parties, and shall pay all damages awarded by a court of competent jurisdiction, or such settlement amount negotiated by Licensee, arising out of or in connection with Licensee's use, reproduction or distribution of the ************************** Product(s), or Licensee Open Classes. Licensee's obligation to provide indemnification under this Section 8.6 shall arise provided that Sun: (i) provides notice of the claim promptly to Licensee; (ii) gives Licensee sole control of the defense and settlement of the claim; (iii) provides to Licensee, at Licensee's expense, all available information, assistance and authority to defend and (iv) has not compromised or settled such proceeding without Licensee's prior written consent.

9.0 LIMITATION OF LIABILITY


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      9.1 Limitation of Liability. Except *** ******* ************ ** *********
***** **** ********* ****** ****** ** ******** ***** ******** *** ** ****

** **** ******* ********* ** *** ***** *** ****** ******** ** **** **********
******* *** ****** ** ** ***** ***** ** ******* ** *** ******* **** **** **
******** *** *** ********** ******* ** *** *******

b. IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT (INCLUDING LOSS OF PROFITS, USE, DATA, OR OTHER ECONOMIC ADVANTAGE), NO MATTER WHAT THEORY OF LIABILITY, EVEN IF EITHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OR PROBABILITY OF SUCH DAMAGES. FURTHER, LIABILITY FOR SUCH DAMAGE SHALL BE EXCLUDED, EVEN IF THE EXCLUSIVE REMEDIES PROVIDED FOR IN THIS AGREEMENT FAIL OF THEIR ESSENTIAL PURPOSE. The provisions of this
Section 9.0 allocate the risks under this Agreement between Sun and Licensee and the parties have relied upon the limitations set forth herein in determining whether to enter into this Agreement.

      9.2 High Risk Activities. The Technology is not designed or intended for use in on-line control of aircraft, air traffic, aircraft navigation or aircraft communications; or in the design, construction, operation or maintenance of any nuclear facility. Sun disclaims any express or implied warranty of fitness for such uses. Licensee agrees that it will not use or license the Technology for such purposes, and that it will ensure that its licensees and end users of the Technology are provided a copy of the foregoing notice.

10.0 TERM AND TERMINATION

      10.1 Term. The Term of this Agreement shall begin on the Effective Date and shall continue for a period of five (5) years, or until terminated as provided below. Each year for five (5) consecutive years following expiration of the initial five (5) year term, at Licensee's sole option, Licensee may extend the Term of this Agreement for one (1) additional year. Licensee shall indicate its intent to extend the Agreement by written notice to Sun at least thirty (30) days prior to the expiration of the preceding Term. Termination is permitted either for breach of this Agreement, upon thirty (30) days written notice to the other party and an opportunity to cure within such thirty (30) day period, **
**** *** ****** ** ******** ******** **** *** ** ************ ** *** **********
** *** ** *** ** ***** ********* ** *** *********** ********* * ****** **
********* ** *** ****** **** ******** ******** * ***** **** *** ** *** *** **
********** ********** ********** ** *** *********** ************* ** ***** ** **
************ ** * ***** ***** ******* ******** *** ****** *** ** ******* ** ***
**** ***** *** ***** **** **** ** **** ********* ** *** ****** ** ********* ****
********** **** *********** ***** ** ********* ** *** **** *********** **** **
*** ********* **** ****** **** **** ****** **** **** ***** ***** ******* ** ****
*******

      10.2 Effect of Expiration. Upon expiration of this Agreement, Sun shall retain use, under the terms of this Agreement, of the rights received hereunder, and Licensee shall be authorized to: (i) distribute Product(s) containing the version of the Technology incorporated therein at the time of expiration, subject to Licensee's continued compliance with this Agreement including the Java Test Suites current at the time of expiration, and payment of royalties, and (ii) retain one (1) copy of the Source Code to support customers having copies of Product(s) distributed by Licensee prior to the expiration hereof. All other rights of Licensee shall terminate upon such expiration.

      10.3 Effect of Termination. In the event of termination of this Agreement by Sun in accordance with Section 10.1 above, Licensee shall promptly: (i) return to Sun all copies of the Technology, Documentation, and other Confidential Information of Sun (collectively "Sun Property") in Licensee's possession or control; or (ii) permanently destroy or disable all copies of the Sun Property in Licensee's possession or control, except as specifically permitted in writing by Sun; and (iii) provide Sun with a written statement certifying that Licensee has complied with the foregoing obligations except that Licensee may retain one (1) copy of the Technology in Source Code form to support customers having copies of Product(s) distributed by Licensee prior to the termination hereof. All rights and licenses granted to Licensee shall terminate upon such termination. Notwithstanding the foregoing, Licensee end-users would be permitted continued use of any products purchased prior to the termination under the terms of their agreement with Licensee provided they are not otherwise in breach of the terms of this Agreement or their agreement with Licensee.

      10.4 No Liability for Expiration or Lawful Termination. Neither party shall have the right to recover damages or to indemnification of any nature, whether by way of lost profits, expenditures for promotion, payment for goodwill or otherwise made in connection with the business contemplated by this Agreement, due to the expiration or permitted or lawful termination of this Agreement. EACH PARTY WAIVES AND RELEASES THE OTHER FROM ANY CLAIM TO COMPENSATION OR INDEMNITY FOR TERMINATION OF THE BUSINESS RELATIONSHIP UNLESS TERMINATION IS IN MATERIAL BREACH OF THIS AGREEMENT.

      10.5 No Waiver. The failure of either party to enforce any provision of this Agreement shall not be deemed a waiver of that provision. The rights of Sun under this Section 10.0 are in addition to any other rights and remedies permitted by law or under this Agreement.

      10.6 Survival. The parties' rights and obligations under Sections 2.0, 4.0, 5.2, 7.0, 8.0, 9.0, 10.0, and 11.0 shall survive expiration or termination of this Agreement, except in the event of termination by Sun under Section 10.1, in which case Licensee's rights under Section 2.0 shall not survive.

      10.7 Irreparable Harm. The parties acknowledge that breach of Sections 2.0, 5.2, 7.0, 9.2, 11.4 and 11.7 would cause irreparable harm, the extent of which would be difficult to ascertain. Accordingly, they agree that, in addition to any other legal remedies to which a non-breaching party might be entitled, such party shall be entitled to obtain immediate injunctive relief in the event of a breach of the provisions of such Sections.

11.0 MISCELLANEOUS

      11.1 Notices. All written notices required by this Agreement must be delivered in person or by means evidenced by a delivery receipt and will be effective upon receipt by the persons at the addresses specified below.

Sun                                    Licensee

Sun Microsystems, Inc.                 OpenTV, Inc.
901 San Antonio Road                   3401-A Hillview Avenue,
Palo Alto, California 94303            Palo Alto, CA 94304-1320
Attn.: JavaSoft Vice President, Sales  Attn.: Vice President Business
cc: JavaSoft Legal Department                   Development
                                       cc: Legal Department

      11.2 Marketing and Press Announcements. Licensee's initial press announcement concerning execution of this Agreement must be reviewed by Sun prior to its release. Licensee hereby authorizes Sun to include Licensee in a published list of licensees of the Technology.

      Each party shall also be authorized to use the other party's name in advertising, marketing collateral, and customer success stories, prepared by or on behalf of such party, for the Technology. The foregoing authorization is subject to prior written approval of the other named party, such approval not to be unreasonably withheld or delayed.

      11.3 Partial Invalidity. If any of the above provisions are held to be in violation of applicable law, void, or unenforceable in any jurisdiction, then such provisions are herewith waived or amended to the extent necessary for the License to be otherwise enforceable in such jurisdiction. However, if in Sun's opinion deletion or amendment of any provisions of the License by operation of this paragraph unreasonably compromises the rights or increase the liabilities of Sun or its licensors, Sun reserves the right to terminate the License.

      11.4 U.S. Government Restricted Rights. If Licensee is licensing Product or accompanying documentation to or on behalf of the U.S. Government, it shall be made subject to "Restricted Rights", as that term is defined in the Federal Acquisition Regulations ("FARs") in paragraph 52.227-19(c)(2), or its equivalent paragraph in the DOD Supplement to the FARs. Contractor/Manufacturer is: Sun Microsystems Inc., 901 San Antonio Road, Palo Alto, California 94303.

      11.5 Language. This Agreement is in the English language only, which language shall be controlling in all respects, and all versions of this Agreement in any other language shall be for accommodation only and shall not be binding on the parties to this Agreement. All communications and notices made or given pursuant to this Agreement, and all documentation and support to be provided, unless otherwise noted, shall be in the English language.

      11.6 Governing Law. This Agreement is made under and shall be governed by and construed under the laws of the State of California, regardless of its choice of laws provisions.

      11.7 Compliance with Laws. The Technology and Documentation, including technical data, is subject to U.S. export control laws, including the U.S. Export Administration Act and its associated regulations, and may be subject to export or import regulations in other countries. Licensee agrees to comply strictly with all such regulations and acknowledges that it has the responsibility to obtain such licenses to export, re-export or import the Technology, Documentation or Product(s) as may be required after delivery to Licensee.

      Licensee shall make reasonable efforts to notify and inform its employees having access to the Technology of Licensee's obligation to comply with the requirements stated in this Section.

      11.8 Disclaimer of Agency. The relationship created hereby is that of licensor and licensee and the parties hereby acknowledge and agree that nothing herein shall be deemed to constitute Licensee as a franchisee of Sun. Licensee hereby waives the benefit of any state or federal statutes dealing with the establishment and regulation of franchises.

      1.9 Delivery. As soon as practicable after the Effective Date, Sun shall deliver to Licensee one (1) copy of each of the deliverables set forth in Exhibit C. Licensee acknowledges that certain of the deliverables are in various stages of completion and agrees to accept the deliverables as and to the extent completed as of the date of delivery and "AS IS." In the event any deliverable is already in the possession or custody of Licensee, such item(s) shall, to the extent used in connection with the rights granted in Section 2.0 above, be subject to the terms of this Agreement, notwithstanding any pre-existing agreement or understanding between Licensee and Sun with respect to such items.

      11.10 Assignment and Change in Control. This Agreement may not be assigned or transferred by either party without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed, except that Sun may assign or transfer this Agreement to a majority-owned subsidiary.

      11.11 Construction. This Agreement has been negotiated by Sun and Licensee and by their respective counsel. This Agreement will be fairly interpreted in accordance with its terms and without any strict construction in factor of or against either party.

      11.12 Force Majeure. Except for the obligation to pay money, neither party shall be liable to the other party for non-performance of this Agreement, if the non-performance is caused by events or conditions beyond that party's control and the party gives prompt notice under Section 11.1 and makes all reasonable efforts to perform.

11.13 Exhibits

      The following are included herein by reference as integral parts of this
Agreement:

              o Exhibit A -   Document Type Definition
              o Exhibit B -   Confidential Disclosure Agreement
              o Exhibit C -   Technology Specific Terms and Conditions
              o Exhibit D -   Trademark License

      To the extent the terms and conditions of Exhibit C are contrary to the terms and conditions of this Agreement, the terms and conditions of the Exhibit C shall govern.

      11.14 Section References. Any reference contained herein to a section of this Agreement shall be meant to refer to all subsections of the section.

      11.15 No Competitive Restrictions. The Parties agree that nothing in this Agreement is intended to prohibit Licensee from independently developing or acquiring technology that is the same as or similar to the Technology, provided that Licensee does not do so in breach of Exhibit B to this Agreement.

      11.16 Complete Understanding. This Agreement and the Exhibits hereto constitute and express the final, complete and exclusive agreement and understanding between the parties with respect to its subject matter and supersede all previous communications, representations or agreements, whether written or oral, with respect to the subject matter hereof. No terms of any purchase order or similar document issued by Licensee shall be deemed to add to, delete or modify the terms and conditions of this Agreement. This Agreement may not be modified, amended, rescinded, canceled or waived, in whole or part, except by a written instrument signed by the parties.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be authorized representatives.


Sun:                                    Licensee:


By: /s/ Lee Patch                       By: /s/ J. W. Steenkamp
   --------------------------------        -------------------------------------
Name: Lee Patch                         Name: J. W. Steenkamp
     ------------------------------          -----------------------------------
            (Print or Type)                        (Print or Type)
Title: Vice President                   Title: CEO
      -----------------------------           ----------------------------------
Date: 3/25/98                           Date: 4-15-98
     ------------------------------          -----------------------------------

                                    EXHIBIT A

                            DOCUMENT TYPE DEFINITION

In order to ensure interoperability between all Java compliant browsers, Sun needs to define the exact notation of applets in HTML documents. The format of the APPLET tag shall be implementation language independent and SGML compliant. SGML compliance is important if the APPLET tag is to be accepted as part of the HTML standard in the future.

Example:

      (applet codebase="http:///java.sun.com/people/avh/classes"
code="BounceItem.java" width=400 height=300)         (/applet)

The applet tag has the following attributes:

CODEBASE The base url of the applet. The applet's code is located relative to this URL. If this attribute is not specified, it defaults to the document's URL.

CODE The file in which the applet is located. This file is relative to base url of the applet, It cannot be absolute.

ALT         Alternate text which can be displayed by text only browsers.

NAME The symbolic name of the applet. This name can be used by applets in the same page to locate each other.

WIDTH Required attribute which specifies the initial width of the applet in pixels.

HEIGHT Required attribute which specifies the initial height of the applet in pixels.

ALIGN       The alignment of the applet, similar to the img tag.

VSPACE      The vertical space around the applet, similar to the img tag.

HSPACE      The horizontal space around the applet, similar to the img tag.

Note that the position of the applet in the page is determined by the width, height, align, vspace and hspace attributes just like the img tag.

Applets can access the above attributes using the getParameter() method call defined in the Applet class. All attribute/parameter names are automatically folded to lower case. Applets that require parameters in addition to the predefined ones need to use the param tag. It is unfortunately not legal in SGML for a tag to have an arbitrary list of attributes. That is why additional applet parameters explicitly using the PARAM tag have to be named. For example:

      (applet codes="DateItem.class" alt="The Date" width="200 height=40) (param name="speaker" value="avh")
      (param name="translator" value="DutchTime")
      (/applet)

In addition to the ALT tag, Licensee can include additional text and markup before the applet end tag. Java compliant browsers will ignore this text, but browsers that do not understand the applet tag will display it instead of the applet. For example:

      (applet codebase=classes   code=ImageLoop.class   width=100  height=100)
      (param  name=imgs value="images/duke")

If Licensee were using a Java enabled browser, Licensee would see an animation instead of this static image. (p)
      (img src=images/duke/T1.gif")
      (/applet)

Below is the formal SGML DTD for the APPLET and PARAM tags.

(!ELEMENT APPLET -- (PARAM*, (%text;)*))
(!ATTLIST APPLET
          CODEBASE CDATA #IMPLIED -- code base --
          CODE CDATA #REQUIRED -- code file --
          ALT CDATA #IMPLIED -- alternative string --
          NAME CDATA #IMPLIED -- the applet name --
          HEIGHT NUMBER #REQUIRED
          ALIGN (left|right|top|texttop|middle|
                absmiddle|baseline|bottom|absbottom) baseline
          VSPACE NUMBER #IMPLIED
          HSPACE NUMBER #IMPLIED

)

(!ELEMENT PARAM -0 EMPTY)
(!ATTLIST PARAM
         NAME NAME #REQUIRED -- The name of the parameter --
         VALUE CDATA #IMPLIED -- The value of the parameter --

                                    EXHIBIT B

                        CONFIDENTIAL DISCLOSURE AGREEMENT

                               DISCLOSURES BY SUN

                                               Effective Date: December 15, 1997

Sun Microsystems, Inc., by and through its JavaSoft business unit ("Sun") and Open TV, a corporation having a place of business at 3401A Hillview Ave, PALO ALTO, CA ("Recipient"), agree that:

1) The Sun information disclosed under this Agreement ("Information") includes business technical and pricing information relating to Java Technology.

2) The permitted use of information is for the purpose of evaluating the Java Technology for potential licensing by Recipient.

3. Recipients obligations regarding information expire three (3) years after the date of disclosure (except for source code, which shall be protected in perpetuity). Information shall be used solely as permitted above and shall not be disclosed to a third party. Recipient shall hold information in strict confidence and shall provide information to its employees only on a need-to-know basis. Upon termination of this Agreement or Sun's written request, Recipient shall cease use of information and return or destroy all information.

4. Recipient shall be obligated to protect information which is disclosed orally or in written form and identified as confidential or proprietary.

5. This Agreement imposes no obligation upon Recipient with respect to information which Recipient can establish by legally sufficient evidence: (a) was in the possession of, or was known by, Recipient prior to its receipt from Sun, without an obligation to maintain its confidentiality; (b) is or becomes generally known to the public without violation of this Agreement; (c) is obtained by Recipient from a third party having the right to disclose it, without an obligation to keep such information confidential; or (d) is independently developed by Recipient without the use of information and without the participation of individuals who have had access to information.

6. Disclosure of information is not prohibited if prior notice is given to Sun and such disclosure is: (a) compelled pursuant to a legal proceeding or (b) otherwise required by law, information is delivered "AS IS", and all representations and warranties, express or implied, including fitness for a particular purpose, merchantability and non-infringement, are hereby disclaimed. Neither party has an obligation under this Agreement to sell or purchase any item from the other party. Recipient agrees that any breach of this Agreement will result in irreparable harm to Sun for which damages would be an inadequate remedy and, therefore, in addition to its rights and remedies otherwise available at law, Sun shall be entitled to equitable relief, including injunction, in the event of such breach. Recipient waives any requirement for the posting of a bond or other security in the event that Sun seeks such an injunction. Sun retains ownership of information. Recipient does not acquire any rights in information, except the limited right to use information as described above.

7. If Recipient takes or does not take any action (including product development) relying, in whole or in part, on the information or future availability of a Sun product described by or based upon the information, Recipient does so at its own risk and expense. Sun has no obligation under this Agreement to develop, make available or sell any information, product or technology. Sun is not liable for any defects or deficiencies in any product, process or design created by or for Recipient using or relying on the Information, whether or not caused by defects or deficiencies in the Information.

8. This Agreement constitutes the entire agreement between the parties concerning its subject matter. Execution of this Agreement in the space provided below constitutes acceptance by Recipient of the terms and conditions herein. Delivery of Information to Recipient by Sun's acceptance of the terms and conditions herein. All additions or modifications to this Agreement must be made in writing and must be signed by an authorized representative of each party. The parties agree to comply strictly with all applicable export control laws and regulations. Any action related to this Agreement will be governed by California law, excluding choice of law rules.


RECIPIENT:

BY: /s/ J. Steenkamp
   --------------------------------
NAME: J. Steenkamp
     ------------------------------
TITLE: CEO.
      -----------------------------

                                    EXHIBIT C

                    TECHNOLOGY SPECIFIC TERMS AND CONDITIONS

The technologies licensed hereunder are those initialled by both parties below:

   Exhibit        Technology                           Licensee       Sun

     C-1:         Java Application Environment         ________       ____

     C-2:         Personal Java Environment            [ILLEGIBLE]   [ILLEGIBLE]
                                                       -----------   -----------
     C-3:         Embedded Java Environment            ________       ____

     C-4:         Java Card Environment                ________       ____

     C-5:         HotJava Browser                      ________       ____

     C-6:         HotJava Views                        ________       ____

     C-7:         JavaServer Toolkit                   ________       ____

     C-8:         Java Development Tools               ________       ____

     C-9:         HotJava HTML Component               ________       ____

    C-10:         Personal Web Access                  ________       ____

                                   EXHIBIT C-2

                            PERSONAL JAVA ENVIRONMENT

                                     (pJava)

I. Description of Technology and Documentation

a. Required components

The Personal Java Environment consists of the following source code:

i) All the .java files from the following Java packages:

java.lang                     Language Classes
java.lang.reflect
java.io                       Stream I/O
java.net                      Networking Classes
java.util                     General utilities
java.applet                   Applet Classes
java.awt                      Abstract Window Toolkit
java.awt.image                Image Handling Classes
java.awt.event                delegation event model
java.awt.peer                 Implementation Classes for awt
java.awt.datatransfer         data transfer
java.util.zip                 java archive file format java
java.beans                    native component model

ii) Associate sun.*files.

iii) The Source Code for the Java Runtime Interpreter.

b. Tools Suite: a) JavaCheck and b) JavaCode Compact.

C. Documentation.

Java OEM Language Specification
Personal Java OEM API Specification
Java OEM Virtual Machine Specification

*** ******** ** **** *********** ******* ********** ******** *** *** ** *******
***** **** ******* ** ******* ** ********** *****

III. Product List:

IV. Schedule of Fees and Royalties

**    ******* ****** ******* ****

      *** *** ***** ********* ************** *********** ******* ** ********

                        ** *********** *** ** **** **** ********* *****

                        *** ********** *** ** **** **** ********* ***** ***

                        **** ********** *** *** **** **** ********* ****

      ********** ********* *************** *** ** **** ********* **** *** *** **
      ********** ****

b. Upfront per Seat Fee for Distribution of Binary Tools Suite:

Number of Seats                                           Price/Seat

     *                                                    *********
     * ** *                                               *********
     * ** *                                               *********
     * ** **                                              *********
     ** *** **                                            *********

Licensee may use the Tools Suite for internal development **** ** ******* The above fees are payable by Licensee upon distribution of the Binary Tools Suite to Licensee's customer. Mandatory one seat minimum for Tools Suite for each design win. Excluding JavaCheck, the first seat must be node locked, and shall be limited to use on one workstation and is for use by one developer only. Each subsequent seat is floating and may be used consecutively by alternate developers, but only one developer at a time.

c. Per Unit or Concurrent User Royalty:*

*Licensee agrees to pay Sun a minimum amount of ********** in royalties within the first 5 years of the initial Term based on a royalty rate of ***** *** *****

e. Annual Support and Upgrade Fees: **************** payable in quarterly installments, the first of such quarterly payments will be on the Effective Date.

f. Trade-in Fee for the first Reference Implementation:              **********

Licensee may Trade-in the pJava Environment for the Trade-In Software as set out in Section 2.11.

g. Additional Technology: *

* Licensee may elect to add the Additional Environment, if and when available, to the Agreement as set out in Section 2.12 for an Upfront fee ** * **********
**** ********* ******** ************ ** ***** **** ******* *** *** ***********
** *** ******* *********** **** ***** ** ***** *** *** **** ******* **** ******
*** ******* **** ** ***** *** *** **** ***** **** ** ** *** ********** ** * ***
**** **********

V. Compatibility Requirements

Products must fully comply with the Documentation specified in Section I.c above, and pass the Java Test Suites for the Personal Java Environment and any included Standard Extensions, pursuant to the requirements of Section 2.8 of the Agreement. Licensee may self-certify such compatibility unless Sun policy requires verification of compatibility by an independent test facility designated by Sun, at Licensee's expense. Licensee may not incorporate or otherwise distribute a Licensee Open Class which implements functionality substantially similar to any Java Classes required in another Java Environment.

VI. Compatibility Logo: Java Powered

VII. Description of Support and Upgrades

a. Updates and Bug Tracking. Subject to payment of the fees specified above, Licensee shall have access to the Technology, Updates and the JavaSoft bug tracking database via Sun's commercial licensee web site, and shall be included on Sun's commercial licensee general support alias. Licensee shall have access to the JavaSoft commercial licensee FTP site for the purpose of down loading FCS releases of Updates, as well as early access versions of the Technology as Sun makes such versions available.

b. Technical Support. In addition to the Updates and bug reporting specified above, Sun shall provide up to the equivalent of *** ******* ***** **** engineer to provide technical support to Licensee including email, facsimile and telephone support (during regular business hours Pacific Standard Time). The selection of the support engineer shall be at Sun's discretion, subject to Licensee's reasonable approval. Licensee may designate a maximum of three (3) contacts within Licensee's organization to interface with the Sun support organization. The support engineer will provide the following services:

      i) arrange meetings or discussions with Sun technical and management personnel;

      ii) provide technical assistance in development of Permitted Derivative Works;
      iii) respond to bug reports from Licensee;
      iv) develop bug fixes;
      v) bug tracking for releases;
      vi) provide interim releases if the need arises; and
      vii) provide existing and future Documentation as available.

VIII. End user License Terms

For Products distributed pursuant to a software license agreement to end users, Licensee shall include the following terms and conditions. Licensee shall substitute Licensee's name in place of Sun in each instance where it occurs in the following text.

1. Restrictions. Software is confidential copyrighted information of Sun and title to all copies is retained by Sun and/or its licensors. Customer shall not modify, decompile, disassemble, decrypt, extract, or otherwise reverse engineer Software. Software may not be leased, assigned, or sublicensed, in whole or in part. Software is not designed or intended for use in on-line control of aircraft, air traffic, aircraft navigation or aircraft communications; or in the design, construction, operation or maintenance of any nuclear facility. Customer warrants that it will not use or redistribute the Software for such purposes.

2. Export Regulations. Software, including technical data, is subject to U.S. export control laws, including the U.S. Export Administration Act and its associated regulations, and may be subject to export or import regulations in other countries. Customer agrees to comply strictly with all such regulations and acknowledges that it has the responsibility to obtain licenses to export, re-export, or import Software. Software may not be downloaded, or otherwise exported or re-exported (i) into, or to a national or resident of, Cuba, Iraq, Iran, North Korea, Libya, Sudan, Syria or any country to which the U.S. has embargoed goods; or (ii) to anyone on the U.S. Treasury Department's list of Specially Designated Nations or the U.S. Commerce Departments Table of Denial Orders.

3. Restricted Rights. Use, duplication or disclosure by the United States government is subject to the restrictions as set forth in the Rights in Technical Data and Computer Software Clauses in DFARS 252.227-7013(c) (1) (ii) and FAR 52.227-19(c) (2) as applicable.

                                    EXHIBIT D
                                TRADEMARK LICENSE
                                (to be attached)





* Indicates that confidential treatment has been granted for that portion of the text as marked and that the confidential portion has been filed separately with the U.S. Securities and Exchange Commission.

June 30, 1999                    Final                      Sun Confidential